EXHIBIT 99.2

ASP Isotopes Closes Acquisition of Renergen

Combined Company Expected to Become a Global Critical Materials Provider Focused on High-Growth Industries in Isotope and Helium Markets

Renergen Expected to Benefit from $750 million of Committed Debt Funding from the U.S. government's Development Finance Corporation (U.S. DFC) and Other Lenders to Expand Helium Plant Production Capacity

Combined Company Expected to Target Cross-Sector Applications in Semiconductors, Quantum Computing, and Clean Energy

DALLAS, TX, Jan. 7, 2026 -- ASP Isotopes Inc. (Nasdaq: ASPI) has successfully closed its previously announced acquisition of Renergen Limited, creating a combined company that is focused on the production of critical isotopes and helium. This strategic acquisition integrates ASP Isotopes' advanced enrichment technologies with Renergen's established helium and natural gas operations, positioning the combined company to address escalating demand in high-technology sectors.

ASP Isotopes, with the acquisition of Renergen, is expected to become a global provider of liquid helium, one of the most sought-after critical minerals globally. Renergen’s key asset is the Virginia Gas project, where significant Helium concentrations have been recorded. This project has benefited from $40 million of US government funding pursuant to a finance agreement with the U.S. International Development Finance Corporation (U.S. DFC) and is expected to further benefit from an additional $500 million of senior debt funding from U.S. DFC and a $250 million debt facility from Standard Bank SA to expand plant production capacity in South Africa. The U.S. DFC partners with the private sector to advance U.S. foreign policy and strengthen national security by mobilizing private capital around the world.

"This acquisition establishes ASP Isotopes as a future provider of critical materials worldwide, poised for substantial expansion in revenue streams and enhanced profitability," stated Paul Mann, Executive Chairman of ASP Isotopes. "We are implementing a structured integration plan designed to yield measurable long-term results, including anticipated synergies that will support our long-term growth objectives."

"On behalf of the board, we are pleased with the successful completion of the business combination between ASP Isotopes and Renergen," noted Paul Mann, Executive Chairman of ASP Isotopes. "We anticipate the combined company will emerge as a leading global provider in the critical materials domain."

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Paul Mann added, "In a market characterized by supply constraints and increasing consolidation, ASP Isotopes maintains a defined strategic direction, supported by our innovative enrichment processes. Our capabilities in isotope production, combined with Renergen's helium resources, offer distinct advantages. This integration consolidates our operations, with the goal of delivering solutions for customers in semiconductors, quantum computing technologies, and energy sectors."

Stefano Marani, Chief Executive Officer of Renergen and newly appointed President, Electronics and Space at ASP Isotopes, commented, "The completion of this transaction marks an exciting new chapter, combining complementary strengths to deliver enhanced supply chain stability for critical sectors, such as semiconductors and electronics. This integrated platform positions us exceptionally well to capitalize on the global demand driven by advancements in AI, quantum technologies, and clean energy."

ASP Isotopes intends to conduct a Virtual Investor Update at the end of January to present the combined company, with details to be announced in the near future.

Inducement Grants

In connection with the closing of the acquisition of Renergen, the Company’s Compensation Committee approved inducement grants to two key employees of Renergen as a material inducement to employment with ASP Isotopes following its acquisition of Renergen.  The Compensation Committee approved the grant to each of Stefano Marani (appointed as President, Electronics and Space) and Nick Mitchell, (appointed as the Co-Chief Operating Officer) an aggregate of 700,000 shares of the Company’s common stock.  Subject to each recipient being continuously employed by the Company through each applicable vesting date, the shares will vest in eight equal instalments over four years, with 87,500 shares vesting on each of the six-month anniversaries of each recipient’s employment start date.  The restricted stock awards are made pursuant to the Company’s 2024 Inducement Equity Incentive Plan and the Company’s 2025 Inducement Equity Incentive Plan as an inducement material to each recipient entering into employment with ASP Isotopes, in accordance with Nasdaq Listing Rule 5635(c)(4), and will be subject to the terms and conditions of the applicable award agreements entered into between the Company and each recipient thereof.  The awards are intended to aid in the retention of the Renergen employees.  The Company is providing this information in accordance with Nasdaq Listing Rule 5635(c)(4).

ABOUT ASP ISOTOPES

ASP Isotopes Inc. is a development stage advanced materials company dedicated to the development of technology and processes to produce isotopes for use in multiple industries. The Company employs proprietary technology, the Aerodynamic Separation Process (“ASP technology”). The Company’s initial focus is on producing and commercializing highly enriched isotopes for the healthcare and technology industries. The Company also plans to enrich isotopes for the nuclear energy sector using Quantum Enrichment technology that the Company is developing. The Company has isotope enrichment facilities in Pretoria, South Africa, dedicated to the enrichment of isotopes of elements with a low atomic mass (light isotopes).

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There is a growing demand for isotopes such as Silicon-28 for enabling quantum computing; Molybdenum-100, Molybdenum-98, Zinc-68, Ytterbium-176, and Nickel-64 for new, emerging healthcare applications, as well as Chlorine-37, Lithium-6, Lithium-7 and Uranium-235 for green energy applications. The ASP Technology (Aerodynamic Separation Process) is ideal for enriching low and heavy atomic mass molecules. For more information, please visit www.aspisotopes.com.

ABOUT RENERGEN

Renergen Limited is a producer of helium and liquefied natural gas, with primary operations at the Virginia Gas Project in South Africa. The company provides essential resources for industrial and energy applications. For more information, visit www.renergen.co.za.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “goal”, “target”, “believes,” “plans,” “anticipates,” “expects,” “aims”, “intends”, “estimates,” “projects,” “will,” “may,” “might,” “seeks”, “sees”, “should,” “would,” “expect,” “positioned,” “strategy,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements relating to the completion of the transactions in the anticipated timeframe or at all, the subsequent integration of ASP Isotopes’s and Renergen’s businesses and the ability to recognize the anticipated synergies and benefits of the transactions, the access to available financing (including financing in connection with the transactions) on a timely basis and on reasonable terms, the plans for a secondary listing on the JSE, the plans for a spin-out of Quantum Leap Energy as a standalone public company, the anticipated market demand for future products of ASP Isotopes and Renergen, the future of the company’s enrichment technologies as applied to uranium enrichment, the outcome of the company’s initiative to commence enrichment of uranium in South Africa and the company’s discussions with nuclear regulators, and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to, risks related to: (i) integration of the Company’s and Renergen’s businesses and the ability to realize the anticipated synergies and benefits of the acquisition of Renergen;  (ii) disruption from the acquisition of Renergen making it more difficult to maintain business and operational relationships; (iii) the negative effects of the consummation of the acquisition of Renergen on the market price of ASPI’s securities; (iv) significant transaction costs and unknown liabilities; (v) litigation or regulatory actions related to the acquisition of Renergen; (vi) the Company’s inability to adequately protect its intellectual property; (vii) the Company’s inability to manage growth; and (viii) such other factors as are set forth in the periodic reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and in the company’s other filings with the SEC. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

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